Exhibit 10.7a

                             FIRST AMENDMENT TO THE
                        PINNACLE WEST CAPITAL CORPORATION
                         ARIZONA PUBLIC SERVICE COMPANY
                           SUNCOR DEVELOPMENT COMPANY
                                       AND
                          EL DORADO INVESTMENT COMPANY
                           DEFERRED COMPENSATION PLAN


     Effective January 1, 1992, Pinnacle West Capital Corporation (the "Company"), Arizona Public Service Company, SunCor Development Company and El Dorado Investment Company adopted the Pinnacle West Capital Corporation, Arizona Public Service Company, SunCor Development Company and El Dorado Investment Company Deferred Compensation Plan (the "Plan"). The Plan was amended several times thereafter and was amended and restated in its entirety on December 1, 1995. By this instrument, and pursuant to the authority granted in Section 11.2 of the Plan, the Company intends to amend the Plan to provide for an automatic cashout of the Account Balance of a terminated or retired Participant under certain circumstances.

     1. This Amendment shall amend only those Sections set forth herein and those Sections not amended hereby shall remain in full force and effect.

     2. A new Section 5.4 is hereby added to the Plan, which shall read as follows:

          5.4 Automatic Distribution of Retirement Benefits. Notwithstanding any provision in this Article 5 to the contrary, if the Account Balance of a Retired Participant does not exceed Five Thousand Dollars ($5,000.00), the Participant's Retirement Benefit shall be distributed in a single lump sum within sixty (60) days following his Retirement.

     3. Section 7.2 is hereby amended to add the following subsection:

     (c) Automatic Distribution of Termination Benefits. Notwithstanding any provision in this Section 7.2 to the contrary, if, upon a
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Participant's  Termination of  Employment,  his Account  Balance,  as determined pursuant to Section 7.1, does not exceed Five Thousand Dollars ($5,000.00), the Participant's Termination Benefit shall be distributed in a single lump sum within sixty (60) days following his Termination of Employment.

     4. The provisions of this First Amendment shall be effective January 1, 1999.

     Except as amended hereby, the Company ratifies and confirms the Plan as amended and restated on December 1, 1995.

Dated: September 15, 1999.
                                        PINNACLE WEST CAPITAL CORPORATION



                                        By Faye Widenmann
                                           -------------------------------------
                                        Its  Vice President and Secretary
                                            ------------------------------------